UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2010

NEVADA GOLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-1369203	20-3724068
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1640 Terrace Way
Walnut Creek, CA 94597
(Address of principal executive offices, including zip code)

(925) 938-0406
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.”  All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, our inability to obtain adequate financing, insufficient cash flows and resulting illiquidity, our inability to expand our business, government regulations, lack of diversification, volatility in the price of gold, increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies..  For further information about the risks we face, see “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01 Entry into a Material Definitive Agreement.

On October 29, 2010, Nevada Gold Holdings, Inc. (the “Company”) agreed to issue warrants (“Consultant Warrants”) to purchase 1,500,000 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) to RAM Partners, S.A. (“Consultant”) as consideration for Consultant’s ongoing support of the Company and the Company’s financing efforts since late 2008.  The Company and Consultant agreed that the Consultant Warrants shall have substantially the same form and terms as the Warrants issued in the Offering (as such terms are defined below).

Item 3.02 Unregistered Sales of Equity Securities.

On October 29, 2010, the Company held a closing of its private placement offering (the “Offering”) for a total of 32,991,164 units of its securities (the “Units”) to institutional and accredited investors and non-U.S. persons for aggregate gross proceeds of $3,299,116.40, at an offering price of $0.10 per Unit. Each Unit consists of (i) one share of Common Stock, and (ii) a warrant to purchase one share of Common Stock at an exercise price of $0.10 per share (the “Warrants”). The Warrants will be exercisable from issuance until five years after the final closing of the Offering.

Of the gross proceeds received by the Company in the initial closing of the Offering, $3,025,000 consisted of cash consideration, $154,116.40 came from the conversion of principal and interest amounts of outstanding promissory notes, and $120,000 represented the discharge of certain accounts payable.  The Company plans to apply the net proceeds of the Offering to explore for gold at its property in northern Nevada and to determine if it contains gold deposits that can be mined at a profit, as well as possibly to acquire future exploration prospects, and for general working capital purposes.  (Our property is not known to contain gold which can be mined at a profit, and there can be no assurance that a commercially exploitable gold deposit will be found on our property.  We have not identified any other specific prospects at this time.)

The Company has agreed, pursuant to a Registration Rights Agreement, to use its commercially reasonable efforts to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the shares of Common Stock included in the Units and the shares of Common Stock issuable upon exercise of the Warrants, within 75 days after the final closing of the Offering and to have such registration statement declared effective within 180 days of such final closing date.  The Company is required to keep the registration statement effective until the earlier of one year from the date the registration statement is declared effective or until all of the registrable securities may be sold under Rule 144 during any 90 day period.

The Company has also granted certain “piggyback” registration rights covering the shares of Common Stock included in the Units and the shares of Common Stock issuable upon exercise of the Warrants.

The Company entered into agreements to pay placement agents and/or finders (collectively, “Finders”) cash fees of up to 10% of the purchase price of each Unit sold in the Offering to investors introduced to the Company by the relevant Finder (the “Introduced Investors”), and to issue each such Finder five-year warrants (the “Finder Warrants”) exercisable at $0.10 per share to purchase a number of shares of Common Stock equal to up to 10% of the shares of Common Stock included in the Units sold in the Offering to the Introduced Investors.  As a result of the sales of the Units in this closing, we have paid and/or become obligated to pay an aggregate of approximately $29,912 of fees to Finders and have issued and/or become obligated to issue Finder Warrants to purchase an aggregate of 299,116 shares of Common Stock.

The offer and sale of the Units and the securities contained therein were exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering.  The purchasers of the securities represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were affixed to the certificates issued in such transactions.  All purchasers of the securities represented and warranted, among other things, that they were accredited investors within the meaning of Regulation D and/or non-U.S. persons within the meaning of Regulation S, that they had the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in the Company and had the ability to bear the economic risks of the investment, and that they had adequate access to information about the Company.

Far East Golden Resources Investment Limited, a Hong Kong limited liability company (“FEGRI”), and a wholly owned subsidiary of Hybrid Kinetic Group Limited, an exempt company incorporated in Bermuda with limited liability, purchased 30,000,000 of the Units issued at the closing for $3,000,000.

The Company has agreed with FEGRI to increase the size of its Board of Directors to seven members, and FEGRI is entitled to nominate four reasonably qualified candidates to fill the vacancies created thereby.  As of the date hereof, no nominees of FEGRI have joined NGHI’s Board of Directors. The Company intends, as soon as practicable, to file with the Securities and Exchange Commission (the “Commission”), and transmit to all holders of record of securities of the Company who would be entitled to vote at a meeting for election of directors, the information required by Rule 14f-1 under the Securities Exchange Act of 1934.

Immediately following the initial closing of the Offering, FEGRI beneficially owned 88.4% of the Company’s outstanding Common Stock (calculated as set forth in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), based on its holding 30,000,000 shares of Common Stock and Warrants (that are currently exercisable) to purchase 30,000,000 shares of Common Stock, and based on 37,851,862 shares of Common Stock outstanding.

Item 5.01 Changes in Control of Registrant

The information in Item 3.02 above regarding FEGRI, its purchase of Units and the agreement with FEGRI with respect to the election of directors of the Company is incorporated herein by reference.  The source of funds used by FEGRI to purchase the Units was its working capital.

There are no other arrangements known to the Company the operation of which may at a subsequent date result in a change in control of the Company.

Item 9.01           Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibits are being filed with this Report.

In reviewing the agreements included as exhibits to this Report, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found in the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number		Description

10.1	*	Form of Subscription Agreement between the Company and each subscriber in the Offering

10.2	*	Form of Warrant included in the Units

10.3	*	Form of Registration Rights Agreement between the Company and the subscribers in the Offering

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nevada Gold Holdings, Inc.

Date: November 5, 2010	By:	/s/ David Rector
	Name:	David Rector
	Title:	Chief Executive Officer
and President